                                                                    Exhibit 99.1

                       PLAINS ALL AMERICAN PIPELINE, L.P.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

     Plains All American Pipeline, L.P. ("PAA") is a Delaware limited partnership formed in September of 1998 to acquire and operate the midstream crude oil business and assets of Plains Resources Inc. and its wholly owned subsidiaries. The following unaudited pro forma consolidated statements of operations are presented to give effect to the transactions described below:

     (1) The acquisition of certain businesses from Shell Pipeline Company including its interests in the Basin Pipeline System, the Rancho Pipeline System and the Permian Basin Gathering System (the "Shell Acquisition"). The purchase price of approximately $322.7 million consisted of (i) $304 million in cash, which was borrowed under the revolving credit facility, (ii) approximately $9.1 million related to the settlement of pre-existing accounts receivable and inventory balances, and (iii) approximately $9.6 million of estimated transaction and closing costs. The acquisition closed and was effective on August 1, 2002. The acquisition was accounted for using the purchase method of accounting.

     (2) The issuance and sale in August 2002 of 6,325,000 common units and the application of the proceeds therefrom.

     (3) The issuance and sale in September 2002 of an aggregate principal amount of $200,000,000 of senior notes and the application of the proceeds therefrom.

     An unaudited pro forma balance sheet has not been presented since the above transactions are reflected in the historical unaudited consolidated balance sheet as of September 30, 2002 included in PAA's Quarterly Report on Form 10-Q. The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 are based upon the following, respectively:

     (1) The unaudited historical consolidated statement of operations of PAA for the nine months ended September 30, 2002 and the unaudited historical combined statement of operations for the businesses acquired in the Shell Acquisition for the seven months ended July 31, 2002.

     (2) The historical consolidated statement of operations of PAA for the year ended December 31, 2001 and the historical combined statement of operations for the businesses acquired in the Shell Acquisition for the same period.

     The unaudited pro forma consolidated statements of operations for the year ended December 31, 2001, and the for the nine months ended September 30, 2002, were prepared as if the transactions described above had taken place at the beginning of the period presented.

     These statements are not necessarily indicative of the results of the actual operations that would have been achieved had the transactions occurred at the dates assumed nor are they necessarily indicative of the future results of operations of the businesses. The unaudited pro forma consolidated statements of operations should be read in conjunction with the notes thereto and the historical consolidated financial statements of PAA included in PAA's Annual Report on Form 10-K for the year ended December 31, 2001, and the unaudited interim consolidated financial statements for PAA included in PAA's Quarterly Report on Form 10-Q for the nine months ended September 30, 2002 as well as the combined financial statements of the businesses acquired in the Shell acquisition, as of December 31, 2001, and for the year then ended and for the six months ended June 30, 2002 included in PAA's Form 8-K filed August 9, 2002.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                 For the Twelve Months Ended December 31, 2001

                     (in thousands, except per unit data)




                                                                          Pro Forma    Pro Forma     Plains All
                       Plains All               Pro Forma                  Equity        Notes        American
                        American      Shell    Acquisition                Offering     Offering     Pro Forma As
                       Historical  Acquisition Adjustments      Total    Adjustments  Adjustments     Adjusted
                       ----------  ----------- -----------   ----------  -----------  -----------   ------------
REVENUES               $6,868,215    $59,690    $ (2,266)(a) $6,925,639    $  --        $   --      $6,925,639
COST OF SALES AND
 OPERATIONS             6,720,970     26,226      (2,266)(a)  6,742,165       --            --       6,742,165
                                                  (2,765)(b)
Inventory Valuation
 Adjustment                 4,984        --          --           4,984       --            --           4,984
                       ----------    -------    --------     ----------    ------       -------     ----------
Gross Margin              142,261     33,464       2,765        178,490       --            --         178,490
                       ----------    -------    --------     ----------    ------       -------     ----------
EXPENSES
General and
 administrative            46,586     16,571      (9,916)(c)     53,241       --            --          53,241
Depreciation and
 amortization              24,307      2,375      (2,375)(d)     34,066       --            300(h)      34,366
                                                   9,759 (e)
                       ----------    -------    --------     ----------    ------       -------     ----------
Total Expenses             70,893     18,946      (2,532)        87,307       --            300         87,607
                       ----------    -------    --------     ----------    ------       -------     ----------
OPERATING INCOME           71,368     14,518       5,297         91,183                    (300)        90,883
Interest expense          (29,082)       --      (17,865)(f)    (46,947)    8,524(g)     (4,026)(i)    (42,449)
Gain on sale of assets        984        --          --             984       --            --             984
Interest and other
 income                       401        --          --             401       --            --             401
                       ----------    -------    --------     ----------    ------       -------     ----------
INCOME (LOSS) FROM
 CONTINUING
 OPERATIONS            $   43,671    $14,518    $(12,568)    $   45,621    $8,524       $(4,326)    $   49,819
                       ==========    =======    ========     ==========    ======       =======     ==========
INCOME (LOSS) FROM
 CONTINUING OPERATIONS
 --LIMITED PARTNERS    $   41,742                            $   43,653    $8,204       $(4,239)    $   47,618
                       ==========                            ==========    ======       =======     ==========
INCOME (LOSS) FROM
 CONTINUING OPERATIONS
 --GENERAL PARTNERS    $    1,929                            $    1,968    $  320       $   (87)    $    2,201
                       ==========                            ==========    ======       =======     ==========
BASIC AND DILUTED
 INCOME FROM
 CONTINUING OPERATIONS
 PER LIMITED PARTNER
 UNIT                  $     1.12                            $     1.16                             $     1.09
                       ==========                            ==========                             ==========
WEIGHTED AVERAGE UNITS
 OUTSTANDING               37,528                                37,528     6,325(g)                    43,853
                       ==========                            ==========    ======                   ==========

   The accompanying notes are an integral part of these pro forma consolidated statements of operations.

               PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 2002

                      (in thousands, except per unit data)





                                                                             Pro Forma    Pro Forma       Plains All
                        Plains All                 Pro Forma                   Equity       Notes          American
                         American       Shell     Acquisition                 Offering     Offering        Pro Forma
                        Historical  Acquisition   Adjustments      Total     Adjustments  Adjustments     As Adjusted
                        ----------- -----------   -----------      -----     -----------  -----------     -----------
REVENUES                $ 5,874,759  $    28,479 $    (2,354)(a) $ 5,900,884 $      --     $      --      $ 5,900,884
COST OF SALES
  AND OPERATIONS          5,750,398       15,076      (2,354)(a)   5,761,506        --            --        5,761,506
                                                      (1,614)(b)
                        -----------  ----------- -----------     ----------- -----------   -----------    -----------
Gross Margin                124,361       13,403       1,614         139,378        --            --          139,378
                        -----------  ----------- -----------     ----------- -----------   -----------    -----------
EXPENSES
General and
  administrative             33,389       11,792      (8,328)(c)      36,853        --            --           36,853

Depreciation and
amortization                 23,125        1,531      (1,531)(d)      28,819        --             250(h)      29,069
                                                       5,694 (e)
                        -----------  ----------- -----------     ----------- -----------   -----------    -----------
Total Expenses               56,514       13,323      (4,165)         65,672        --             250         65,922
                        -----------  ----------- -----------     ----------- -----------   -----------    -----------
OPERATING INCOME             67,847           80       5,779          73,706        --            (250)        73,456
Interest expense            (20,175)        --        (6,500)(f)     (26,675)      3,567(g)     (6,220)(i)    (29,328)
Interest and other
  income (expense)             (123)        --          --              (123)       --            --             (123)
                        -----------  ----------- -----------     ----------- -----------   -----------    -----------
INCOME (LOSS) FROM
  CONTINUING OPERATIONS $    47,549  $        80 $      (721)    $    46,908 $     3,567   $    (6,470)   $    44,005
                        ===========  =========== ===========     =========== ===========   ===========    ===========
INCOME (LOSS) FROM
  CONTINUING
  OPERATIONS-LIMITED
  PARTNERS              $    44,515                              $    43,887 $     3,185   $    (6,341)   $    40,731
                        ===========                              =========== ===========   ===========    ===========
INCOME (LOSS) FROM
  CONTINUING
  OPERATIONS-
  GENERAL PARTNER       $     3,034                              $     3,021 $       382   $      (129)   $     3,274
                        ===========                              =========== ===========   ===========    ===========

BASIC AND DILUTED
   INCOME FROM
   CONTINUING
   OPERATIONS PER
   LIMITED PARTNER UNIT $      1.01                              $      0.99                              $      0.82
                        ===========                              ===========                              ===========
WEIGHTED AVERAGE
  UNITS OUTSTANDING          44,188                                   44,188       5,390(g)                    49,578
                        ===========                              =========== ===========                  ===========


         The accompanying notes are an integral part of these pro forma consolidated statements of operations.

               PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Note 1--Pro Forma Adjustments

     The pro forma adjustments are as follows:

     (a) Reflects the elimination of crude oil transportation revenues included in Shell's historical financial statements and the offsetting expense included in our historical financial statements related to an existing contract whereby we transported crude oil on the assets acquired from Shell. On a pro forma basis, these transactions constitute intercompany activities and thus are eliminated in consolidation.

     (b) Reflects the reduction of operating expenses related to certain field personnel who were not hired as part of the acquisition, as well as the decreases in salaries and benefits associated with the remaining employees.

     (c) Reflects the adjustment to general and administrative expenses relating to Shell's historical allocation of corporate overhead costs primarily related to payroll costs associated with corporate office management personnel including executives and other corporate office expenses. These costs for our operation of the assets are already included in our historical results.

     (d)  To reverse historical depreciation as recorded by Shell.

     (e) Reflects depreciation on the acquired assets based on the straight-line method of depreciation over an average useful life of 30 years. The increase over historical depreciation is due to the difference in Shell's historical book value versus the purchase price at fair value.

     (f) Reflects the adjustment to interest expense for the increase in long-term debt associated with the Shell Acquisition of $304 million from a draw down on the credit facility using the historical interest rates of 5.88% and 3.67% for the periods ended December 31, 2001 and September 30, 2002, respectively. The interest rate used to calculate the adjustment in the September 30, 2002 statement of operations is the historical interest rate for the seven months ended July 31, 2002. Subsequent to that date the transaction is reflected in the historical unaudited consolidated statement of operations of PAA. The impact to interest expense of a 1/8% change in interest rates would be approximately $0.4 million per year.

     (g) Reflects the adjustment to interest expense resulting from the net decrease in long term debt of approximately $145 million resulting from the repayment of the revolving credit facility with the proceeds of the issuance and sale of 6,325,000 common units using the historical interest rates of 5.88% and 3.69% for the periods ended December 31, 2001, and September 30, 2002, respectively. The interest rate used to calculate the adjustment in the September 30, 2002 statement of operations is the historical interest rate for the eight months ended August 31, 2002. Subsequent to that date the transaction is reflected in the historical unaudited consolidated statement of operations of PAA.

     (h) Reflects the amortization of debt issue costs of approximately $3 million using the straight line method over the life of the notes, which approximates the effective interest rate method.

     (i) Reflects the net adjustment to interest expense resulting from the sale of the notes with an effective yield of 7.78% (including the amortization of the debt discount using the effective interest rate method), and the use of those proceeds of approximately $196 million to repay indebtedness outstanding under our revolving credit facility using the historical interest rates of 5.88% and 3.70% for the periods ended December 31, 2001 and September 30, 2002, respectively.

               PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

Note 2 - Purchase Price Allocation

     The Shell Acquisition presented in these pro forma statements has been accounted for using the purchase method of accounting and the purchase price has been allocated in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. The purchase consists of the acquisition of interests in the Basin Pipeline System, the Rancho Pipeline System and the Permian Basin Gathering System. The purchase price of approximately $322.7 million consisted of (i) $304 million in cash, which was borrowed under the revolving credit facility, (ii) approximately $9.1 million related to the settlement of pre-existing accounts receivable and inventory balances, and (iii) approximately $9.6 million of estimated transaction and closing costs. The acquisition closed and was effective on August 1, 2002. The total purchase price and its allocation are preliminary as the resolution of certain claims and the ultimate amount of transaction costs are based on estimates at this time. We do not expect the resolution of these items to have a material impact on the allocation presented below. The purchase price allocation, based on discounted cash flows which approximate fair value, is as follows (in thousands):

Crude oil pipeline assets                         $248,900
Crude oil pipeline facilities                       72,450
Land                                                 1,000
Other property and equipment                           350
                                                  --------
      Total                                       $322,700
                                                  ========